                                                                  Exhibit 10.34
                                                                  Execution Copy


                  COLLATERAL TRUST AND INTERCREDITOR AGREEMENT

                            dated as of April 1, 2003

                                      among

                        The Grantors referred to herein,
                                  as Grantors,

                                       and

                            WILMINGTON TRUST COMPANY,
                              as Corporate Trustee,

                                       and

                              John M. Beeson, Jr.,
                              as Individual Trustee

                                TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01. Certain Defined Terms.......................................................   3
             ----------------------
SECTION 1.02. Certain References..........................................................   9
             -------------------

                                   ARTICLE II

                 CONFIRMATION AND CREATION OF SECURITY INTERESTS

SECTION 2.01. Collateral Trust Estate.....................................................   9
             ------------------------
SECTION 2.02. Security for Secured Obligations............................................  10
             ---------------------------------

                                   ARTICLE III

                               COLLATERAL ACCOUNT

SECTION 3.01. Collateral Account..........................................................  10
             -------------------

                                   ARTICLE IV

                  COLLATERAL TRUST AGREEMENT DEFAULTS; REMEDIES

SECTION 4.01. Collateral Trust Agreement Default Notice...................................  11
             ------------------------------------------
SECTION 4.02. Direction by Required Representative........................................  12
             -------------------------------------
SECTION 4.03. Right to Initiate Judicial Proceedings, Etc.................................  12
             --------------------------------------------
SECTION 4.04. Remedies Not Exclusive......................................................  13
             -----------------------
SECTION 4.05. Waiver of Certain Rights....................................................  13
             -------------------------
SECTION 4.06. Limitation on Collateral Trustees' Duties in Respect of Shared Collateral...  14
             --------------------------------------------------------------------------
SECTION 4.07. Limitation by Law...........................................................  14
             ------------------
SECTION 4.08. Absolute Rights of Secured Parties and Representatives......................  14
             -------------------------------------------------------

                                    ARTICLE V

                             APPLICATION OF PROCEEDS

SECTION 5.01. Application of Proceeds.....................................................  15
             ------------------------
SECTION 5.02. Application of Withheld Amounts.............................................  17
             --------------------------------
SECTION 5.03. Release of Amounts in Collateral Account....................................  18
             -----------------------------------------
SECTION 5.04. Distribution Date...........................................................  18
             ------------------

                                   ARTICLE VI

                     AGREEMENTS WITH THE COLLATERAL TRUSTEE

SECTION 6.01. Delivery of Agreements......................................................  19
             -----------------------
SECTION 6.02. Information as to Secured Obligations.......................................  19
             --------------------------------------
SECTION 6.03. Compensation and Expenses...................................................  19
             --------------------------
SECTION 6.04. Stamp and Other Similar Taxes...............................................  20
             ------------------------------
SECTION 6.05. Filing Fees, Excise Taxes, Etc..............................................  20
             -------------------------------
SECTION 6.06. Indemnification.............................................................  20
             ----------------
SECTION 6.07. Further Assurances..........................................................  21
             -------------------

                                   ARTICLE VII

                             THE COLLATERAL TRUSTEE

SECTION 7.01. Declaration of Trust........................................................  22
             ---------------------
SECTION 7.02. Exculpatory Provisions......................................................  22
             -----------------------
SECTION 7.03. Delegation of Duties........................................................  22
             ---------------------
SECTION 7.04. Reliance by Collateral Trustees.............................................  22
             --------------------------------
SECTION 7.05. Limitations on Duties of the Collateral Trustees............................  23
             -------------------------------------------------
SECTION 7.06. Moneys to Be Held in Trust..................................................  24
             ---------------------------
SECTION 7.07. Resignation and Removal of Collateral Trustees..............................  24
             -----------------------------------------------
SECTION 7.08. Status of Successors to Collateral Trustees.................................  26
             --------------------------------------------
SECTION 7.09. Merger of the Corporate Trustee.............................................  26
             --------------------------------
SECTION 7.10. Powers of Individual Trustee................................................  26
             -----------------------------
SECTION 7.11. Additional Co-Trustees; Separate Trustees...................................  26
             ------------------------------------------
SECTION 7.12. Collateral Trustees Appointed Attorneys-in-Fact.............................  28
             ------------------------------------------------
SECTION 7.13. Ordinary Care...............................................................  28
             --------------

                                  ARTICLE VIII

                          RELEASE OF SHARED COLLATERAL

SECTION 8.01. Partial Release of Shared Collateral........................................  28
             -------------------------------------
SECTION 8.02. Full Release of Shared Collateral Upon Satisfaction of Certain Secured
             -----------------------------------------------------------------------
               Obligations................................................................  29
               -----------
SECTION 8.03. Full Release of Shared Collateral Constituting Principal Property
             ------------------------------------------------------------------
               Upon Satisfaction of Certain Secured Obligations...........................  31
               ------------------------------------------------

SECTION 8.04. Effect of Release of Shared Collateral......................................  31
             ---------------------------------------

                                   ARTICLE IX

                                  MISCELLANEOUS

SECTION 9.01. Amendments, Supplements and Waivers.........................................  32
             ------------------------------------
SECTION 9.02. Junior Secured Party Purchase Option........................................  33
             -------------------------------------
SECTION 9.03. Additional Actions of Representatives.......................................  33
             --------------------------------------

SECTION 9.04. Notices.....................................................................   34
             --------
SECTION 9.05. Headings....................................................................   34
             ---------
SECTION 9.06. Severability................................................................   34
             -------------
SECTION 9.07. Treatment of Payee or Indorsee by Collateral Trustees.......................   35
             ------------------------------------------------------
SECTION 9.08. Dealings with the Grantors..................................................   35
             ---------------------------
SECTION 9.09. Claims......................................................................   35
             -------
SECTION 9.10. Binding Effect..............................................................   35
             ---------------
SECTION 9.11. Governing Law...............................................................   35
             --------------
SECTION 9.12. Effectiveness...............................................................   36
             --------------
SECTION 9.13. Reexecution of Agreement....................................................   36
             -------------------------
SECTION 9.14. Effect on Credit Agreement..................................................   36
             ---------------------------
SECTION 9.15. Counterparts................................................................   36
             -------------
SECTION 9.16. Additional Grantors.........................................................   36
             --------------------

Schedule I  -  Fee Schedule

                  COLLATERAL TRUST AND INTERCREDITOR AGREEMENT

          COLLATERAL TRUST AND INTERCREDITOR AGREEMENT, dated April 1 2003 (as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, this "Agreement") by and among Dynegy Holdings Inc., a Delaware corporation (the "Borrower"), the other Persons listed on the signature pages hereof and the Additional Grantors (the Borrower, the Persons so listed and the Additional Grantors being, collectively, the "Grantors"), Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as corporate trustee (together with any successor corporate trustee appointed pursuant to Article VII, the "Corporate Trustee"), and John M. Beeson, Jr., an individual residing in the State of Delaware, not in his individual capacity but solely as individual trustee (together with any successor individual trustee appointed pursuant to Article VII, the "Individual Trustee"; and, together with the Corporate Trustee, the "Collateral Trustees"), the foregoing trustees being trustees for the Secured Parties. Certain capitalized terms used herein are defined in Article I of this Agreement.

                             PRELIMINARY STATEMENTS:

          (1) The Borrower has entered into a Credit Agreement dated as of April 1, 2003 (said Agreement, as it may hereafter be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time, being the "Credit Agreement") with Dynegy Inc., as Parent Guarantor, the Subsidiary Guarantors party thereto, the Lenders party thereto (the "Lenders"), the L/C Issuer party thereto, Citibank, N.A. and Bank of America, N.A. as Administrative Agents for the Lenders (the "Credit Agreement Administrative Agents"), Citibank, N.A., as the Payment Agent, and Bank One, NA, as the Collateral Agent (the "Credit Agreement Collateral Agent"; and together with Credit Agreement Administrative Agents, the "Agents").

          (2) In order to induce the Lenders, the L/C Issuer and the Agents to enter into the Credit Agreement, the Grantors have agreed to grant a continuing security interest in and to the Shared Collateral (as hereinafter defined) to the Collateral Trustees for the benefit of the Lenders as set forth herein to secure the Obligations of the Loan Parties under the Credit Agreement and the Notes issued pursuant thereto (the "Credit Agreement Obligations").

          (3) The Borrower is the guarantor under that certain Guaranty dated August 7, 2000 (the "CoGen Guaranty") in favor of the Guaranteed Parties (as defined therein) (the "CoGen Guaranteed Parties") pursuant to which it guaranteed certain of the obligations of CoGen Lyondell, Inc. under the Operative Documents referred to in that certain Participation Agreement dated August 7, 2000, among CoGen Lyondell, Inc., as the Lessee, Dynegy Holdings Inc., as Guarantor, Operating Lessor Limited Company, as the Lessor, Four Winds Funding Corp., as Tranche A Lender, Tranche B Lender and Conduit, the Certificate Holders and the Liquidity Banks party thereto, and Commerzbank AG, New York Branch, as Administrative Agent and Lease Arranger (the CoGen Guaranty, together with such Operative Documents and any amendments, supplements, replacements, restatements and refinancings thereof, are referred to herein as the "CoGen Facility").

          (4) The Borrower is the guarantor under those certain Guaranty dated March 10, 2000 and June 28, 2002 (the "Riverside Guaranties") in favor of the Guaranteed Parties and the Lenders, respectively, (each as defined therein) (the "Riverside Guaranteed Parties") pursuant to which it guaranteed certain of the obligations of Riverside Generating Company, L.L.C. under the Operative Documents referred to in that certain Participation Agreement, dated March 10, 2000, among Riverside Generating Company, L.L.C., as the Lessee and Construction Agent, Dynegy Holdings Inc., as Guarantor, Lawrence County Riverside Trust 2000, as the Lessor, Atlantic Asset Securitization Corp., as Tranche A Lender, the Liquidity Purchasers, the Tranche B Lenders and the Certificate Holder party thereto, Commerzbank AG, New York and Grand Cayman Branches, as Syndication Agent, Credit Agricole Indosuez, as Documentation Agent, and Canadian Imperial Bank of Commerce, Bayerische Landesbank Girozentrale and KBC Bank N.V., as Co-Agents, and Credit Lyonnais New York Branch, as Administrative Agent and Lead Arranger (the Participation Agreement and each Operative Document together with any amendments, supplements, replacements, restatements and refinancings thereof, collectively, the "Riverside Facility").

          (5) The Borrower is party to that certain Amended and Restated Performance Agreement, effective as of March 27, 2001 (the "Alpha Guaranty"), in favor of ABG Gas Supply, L.L.C. (the "Alpha Beneficiary") pursuant to which it guaranteed the obligations of (i) DMT Supply LP (the "Alpha Buyer") under that certain Amended and Restated Natural Gas Purchase Agreement dated as of March 27, 2001 (the "Alpha Supply Agreement") and (ii) Dynegy Marketing & Trade under that certain Nomination Agreement dated as of March 27, 2001 (the Alpha Guaranty and the documents referred to in clauses (i) and (ii), together with any amendments, supplements, replacements, restatements and refinancings thereof, are collectively referred to herein as the "Alpha Facility").

          (6) In order to satisfy certain conditions under the CoGen Guaranty, the Riverside Guaranties and the Alpha Guaranty, the Grantors have agreed to grant a security interest in and to the Shared Collateral to secure the Non-Credit Agreement Obligations (as hereinafter defined).

          (7) This Agreement and the other Shared Collateral Documents are intended to secure the Credit Agreement Obligations and the Non-Credit Agreement Obligations and the Collateral Trustees have agreed to undertake the rights, powers, duties and responsibilities set forth in this Agreement and the other Shared Collateral Documents in order to effect such purpose.

          NOW, THEREFORE, in consideration of the premises, each Grantor hereby agrees with the Collateral Trustees for their benefit and in trust for the benefit of the Secured Parties as follows:

                                   ARTICLE I

                                   DEFINITIONS

          SECTION 1.01. Certain Defined Terms. Terms used herein but not defined in this Article I shall have the meanings set forth in the Credit Agreement and if not defined therein, as defined in the Shared Security Agreement. The following terms shall have the following meanings as used herein (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Account Collateral" has the meaning specified in the Shared Security Agreement.

          "ACH Obligations" has the meaning specified in the Credit Agreement.

          "ACH Representative" means Bank One, NA.

          "Additional Collateral Trust Agreement Collateral" has the meaning specified in Section 2.01 of this Agreement.

          "Additional Grantors" has the meaning specified in Section 9.16 of this Agreement.

          "Agents" has the meaning specified in the Preliminary Statements of this Agreement.

          "Aggregate Senior Credit Exposure" means, at any time, (i) with respect to the Senior Secured Credit Agreement Obligations, the sum of (A) the unused portion of each Revolving Credit Commitment then in effect, (B) the unused portion of each Term A Commitment then in effect, (C), the unused portion of each Reallocated Facility Commitment then in effect, (D) the aggregate Outstanding Amount of all Revolving Credit Loans, Reallocated Facility Loans and Letters of Credit at such time, and (E), all L/C Obligations at such time, (ii) with respect to the Alpha Guarantee Obligations, the Alpha Facility Amount at such time (other than any component thereof representing fees or interest),
(iii) with respect to the CoGen Facility Obligations and the Riverside Facility Obligations, the aggregate principal (or similar) amount outstanding thereunder at such time, and (iv) with respect to the ACH Obligations, if no Collateral Trust Agreement Default shall have occurred and be continuing, an amount equal to zero ($0), otherwise, the unpaid principal (or similar) amount of the ACH Obligations at such time; provided, that the calculation of Aggregate Senior Credit Exposure for any Secured Facility shall be reduced (i) by the amount of cash collateral or letters of credit pledged solely to support the Secured Obligations under such Secured Facility and (ii) for purposes of calculating any Secured Facility's ratable share of any Distributions pursuant to Section 5.01(a), the amount of any unused commitments under such Secured Facility.

          "Agreement" has the meaning specified in the recitals of parties to this Agreement.

          "Alpha Beneficiary" has the meaning specified in the Preliminary Statements of this Agreement.

          "Alpha Buyer" has the meaning specified in the Preliminary Statements of this Agreement.

          "Alpha Facility" has the meaning specified in the Preliminary Statements of this Agreement.

          "Alpha Facility Amount" means, (i) at any time prior to a refinancing or replacement of the Alpha Supply Agreement, the "Termination Payment" under the Alpha Supply Agreement at such time, determined (until the termination of the Alpha Supply Agreement) as if the "Early Termination Date" thereunder has occurred and as if the Alpha Buyer is the "Defaulting Party" thereunder and (ii) at any time on or after the date of such refinancing or replacement, the principal (or similar amount) of the Alpha Guaranteed Obligations (it being understood that all amounts applied to reduce the Alpha Facility Amount shall be applied ratably among the various beneficiaries thereof.

          "Alpha Guarantee Obligations" means all of the obligations of the Borrower under the Alpha Facility (whether contingent or otherwise).

          "Alpha Guaranty" has the meaning specified in the Preliminary Statements of this Agreement.

          "Alpha Representative" means (i) until the transfer of certain Alpha Guarantee Obligations to Chitwan, Citibank, N.A., in its capacity as collateral agent for certain creditors of the Alpha Beneficiary, and (ii) at any time after such transfer, (A) Citibank, N.A., in its capacity as collateral agent for certain creditors of Chitwan, and (B) with respect to any other Alpha Guarantee Obligations, (x) Citibank, N.A., in its capacity as collateral agent for certain creditors of the Alpha Beneficiary or (y) any other person designated by Citibank, N.A., provided in each case that upon a refinancing or replacement of the Alpha Supply Agreement, the "Alpha Representative" shall be such person as Citibank, N.A. may designate, in each case, together with their respective successors and assigns.

          "Alpha Supply Agreement" has the meaning specified in the Preliminary Statements of this Agreement.

          "Authorized Officer" means the Chairman, the President, the Chief Executive Officer, the Chief Financial Officer, the Comptroller, the Treasurer, the Assistant Treasurer or Vice President of Finance of a Person or any other officer designated as an "Authorized Officer" by the Board of Directors (or equivalent governing body) of such Person.

          "Bankruptcy Code" means Title 11 of the United States Code, 11 U.S.C.
(S)(S) 101, et seq., in effect as of the date hereof, as amended, supplemented or otherwise modified from time to time.

          "Borrower" has the meaning specified in the recital of parties to this Agreement.

          "Business Day" has the meaning specified in the Credit Agreement.

          "Cash Equivalents" has the meaning specified in the Credit Agreement. The term "Cash Equivalents" shall in any event include any mutual fund sponsored or managed by an Affiliate of the Corporate Trustee which mutual fund's assets consist of "Cash Equivalents" as defined herein.

          "Chitwan" means Chitwan Loan Trust, a Delaware statutory business trust.

          "CoGen Facility" has the meaning specified in the Preliminary Statements of this Agreement.

          "CoGen Facility Obligations" means all of the obligations of the Borrower owing to the CoGen Guaranteed Parties under the CoGen Facility.

          "CoGen Guaranteed Parties" has the meaning specified in the Preliminary Statements of this Agreement.

          "CoGen Guaranty" has the meaning specified in the Preliminary Statements of this Agreement.

          "Collateral Account" has the meaning specified in Section 3.01.

          "Collateral Trust Agreement Default" means (a) prior to the Shared Collateral Termination Date, excluding therefrom for purposes of this definition any Secured Obligations in respect of the Term B Facility (i) in respect of the exercise of remedies with respect to the Account Collateral, the Additional Collateral Trust Agreement Collateral and the Securities Accounts (and all Shared Collateral from time to time credited to the Deposit Accounts and the Securities Accounts) under Section 18 of the Shared Security Agreement, the earlier of (x) the day on which all Credit Agreement Obligations have been declared due and payable prior to the stated maturity thereof and (y) the 15th day after any Event of Default shall have occurred and be continuing under the Credit Agreement and (ii) in respect of any other exercise of rights and remedies under the Shared Collateral Documents, any Event of Default that shall have occurred and be continuing under the Credit Agreement, which as a result thereof, gives the Credit Agreement Defaulted Party the right (without the requirement that any further time elapse) to exercise any remedy under Section
8.02 of the Credit Agreement prior to the stated maturity thereof, and (b) following the Shared Collateral Termination Date, excluding therefrom for purposes of this definition any Secured Obligations in respect of the Term B Facility, in respect of the exercise of remedies under the Shared Collateral Documents, the earlier of (x) the day on which any Secured Obligations have been declared due and payable prior to the stated maturity thereof and (y) the 15th day after any Event of Default shall have occurred and be continuing under any of the Secured Facilities.

          "Collateral Trust Agreement Default Notice" means a written notice delivered in connection with a Collateral Trust Agreement Default in accordance with Section 4.01.

          "Collateral Trust Estate" means all of the right, title and interest of the Collateral Trustees, whether now owned or hereafter acquired, in and to the Shared Collateral and the Additional Collateral Trust Agreement Collateral.

          "Collateral Trustees" has the meaning specified in the recital of parties to this Agreement.

          "Collateral Trustees' Fees" means the fees and other amounts payable to the Collateral Trustees pursuant to Sections 6.03, 6.04 and 6.05 and amounts claimed and unpaid pursuant to Section 6.06.

          "Corporate Trustee" has the meaning specified in the recital of parties to this Agreement.

          "Credit Agreement" has the meaning specified in the Preliminary Statements.

          "Credit Agreement Administrative Agents" has the meaning specified in the Preliminary Statements to this Agreement.

          "Credit Agreement Collateral Agent" has the meaning specified in the Preliminary Statements to this Agreement.

          "Credit Agreement Defaulted Party" means the Credit Agreement Administrative Agents or the percentage of the Lenders specified in the Credit Agreement that have the right thereunder upon the occurrence and continuance of an Event of Default under the Credit Agreement (without the requirement that any further time elapse) to exercise any remedies under Section 8.02 of the Credit Agreement prior to the stated maturity thereof.

          "Credit Agreement Documents" means the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement).

          "Credit Agreement Obligations" has the meaning specified in the Preliminary Statements of this Agreement.

          "Deposit Accounts" means the "Other Deposit Accounts" referred to in the Shared Security Agreement.

          "Distribution Date" means the date of any distribution made by the Corporate Trustee from the Collateral Trust Account pursuant to Section 5.01(a) and Section 5.01(b).

          "Effective Date" means the date on which each of the conditions precedent set forth in Section 4.01 of the Credit Agreement have been satisfied or waived.

          "Grantors" has the meaning specified in the recitals of parties to this Agreement.

          "Indemnified Event" has the meaning specified in the Section 7.05(e) of this Agreement.

          "Individual Trustee" has the meaning specified in the recital of parties to this Agreement.

          "Initial Credit Agreement" means the Credit Agreement on the date hereof, as it may be amended, amended and restated, supplemented, replaced, refinanced, superceded or otherwise modified from time to time so long as any such amendment and restatement, replacement or other modification or supplement requires that the obligations thereunder continue to be secured by the Shared Collateral.

          "Junior Secured Obligations" means all of the Obligations of the Loan Parties in respect of the Term B Facility under the Loan Documents.

          "Junior Secured Parties" means the Term B Lenders.

          "Non-Credit Agreement Obligations" means the Alpha Guarantee Obligations, the CoGen Facility Obligations and the Riverside Facility Obligations.

          "Notice of Partial Release" has the meaning specified in Section 8.01 of this Agreement.

          "Obligations" has the meaning set forth in the Credit Agreement.

          "Prepayment Event" means any Disposition of Shared Collateral that requires a mandatory prepayment pursuant to the provisions of Section 2.05(b)(i) of the Credit Agreement.

          "Principal Property" has the meaning specified in the Credit
Agreement.

          "Principal Property Release Date" has the meaning specified in Section 8.03.

          "Principal Property Secured Term Indebtedness" has the meaning specified in the Credit Agreement.

          "Purchase Notice" has the meaning specified in Section 9.02(a) of this Agreement.

          "Release Date" has the meaning specified in Section 8.02(a) of this Agreement.

          "Relevant Non-Credit Agreement Facility Document" means each of the CoGen Guaranty, the Riverside Guaranties and the Alpha Guaranty.

          "Representatives" means at any time, collectively, (a) (i) for purposes of Article V and Section 6.02, the Payment Agent, (ii) for purposes of Sections 4.07, 8.02 and 9.01, the Credit Agreement Administrative Agents, and
(iii) for all other purposes, the Agents, as the representative hereunder for the Lenders at such time, (b) Commerzbank AG, New York Branch, as the representative hereunder for the CoGen Guaranteed Parties at such time under the CoGen Facility, (c) Credit Lyonnais, New York Branch, as the representative hereunder for the Riverside Guaranteed Parties at such time under the Riverside Facility, (d) the Alpha

Representative, as the representative hereunder for the Alpha Beneficiary, and
(e) the ACH Representative, as the representative hereunder in respect of the ACH Obligations.

          "Required Representative" means (i) until the later to occur of (x) the date on which all Senior Secured Credit Agreement Obligations have been paid in full in cash and the Commitments in respect thereof have been terminated and
(y) the date on which at least one of the Representatives in respect of the Alpha Facility, the Cogen Facility or the Riverside Facility have agreed to indemnify the Collateral Trustees on the same terms as are set forth in Section 7.05(e), the Credit Agreement Collateral Agent acting in its own discretion or at the direction of the Credit Agreement Administrative Agents on behalf of the Required Section 8.01 Lenders at such time, and (ii) on and after the later date referred to in clause (i), the Representatives that represent more than 60% of the Secured Obligations represented by Representatives that have agreed to indemnify the Collateral Trustees on the same terms as are set forth in Section 7.05(e).

          "Riverside Facility" has the meaning specified in the Preliminary Statements of this Agreement.

          "Riverside Facility Obligations" means all of the obligations of the Borrower owing to the Riverside Guaranteed Parties under the Riverside Facility.

          "Riverside Guaranteed Parties" has the meaning specified in the Preliminary Statements of this Agreement.

          "Riverside Guaranties" has the meaning specified in the Preliminary Statements of this Agreement.

          "Secured Facility" means each facility under the Credit Agreement, the Alpha Facility, the CoGen Facility and the Riverside Facility.

          "Secured Obligations" means the Senior Secured Obligations and the Junior Secured Obligations.

          "Secured Parties" means, at any time, the Collateral Trustees, the Senior Secured Parties and the Junior Secured Parties.

          "Securities Accounts" means the "Securities Accounts" referred to in the Shared Security Agreement.

          "Senior Secured Credit Agreement Obligations" means all of the Obligations of the Loan Parties under the Loan Documents, other than the Junior Secured Obligations.

          "Senior Secured Obligations" means the Senior Secured Credit Agreement Obligations, the ACH Obligations and the Non-Credit Agreement Obligations.

          "Senior Secured Parties" means the holders of Senior Secured Obligations.

          "Shared Collateral" means all of the "Shared Collateral" referred to in the Shared Collateral Documents.

          "Shared Collateral Documents" means this Agreement, the Shared Security Agreement, the Shared Mortgages and each Successor Collateral Agreement.

          "Shared Collateral Termination Date" means the date on which no Secured Obligations remain outstanding with respect to any Lender or the Agents under the Initial Credit Agreement, no Revolving Credit Lender has a Revolving Credit Commitment, no Revolving Letter of Credit remains outstanding, no Reallocated Facility Lender has a Reallocated Commitment and no Reallocated Letter of Credit remains outstanding

          "Shared Secured Agreements" means, collectively, the Credit Agreement Documents, the CoGen Facility, the Riverside Facility, the Alpha Facility, this Agreement and the other Shared Collateral Documents.

          "Statement of Amount" has the meaning specified in Section 6.02.

          "Successor Collateral" means, with respect to each Grantor, any property and assets of such Grantor (or any of its successors and assigns) as such Grantor (or any such successor or any such assign) may, from time to time, upon notice to the Collateral Trustees, pursuant to the Credit Agreement Documents, grant to the Collateral Trustees as additional collateral for their benefit and in trust for the benefit of the Representatives, on their behalf and on behalf of the Secured Parties.

          "Successor Collateral Agreements" means all documents creating, evidencing or relating to any of the Successor Collateral.

          SECTION 1.02. Certain References. The rules of construction set forth in Section 1.02 of the Credit Agreement are incorporated herein.

                                   ARTICLE II

                 CONFIRMATION AND CREATION OF SECURITY INTERESTS

          SECTION 2.01. Collateral Trust Estate. The Borrower, in order to secure the Secured Obligations, hereby further pledges and assigns to the Collateral Trustees for their benefit and in trust for the benefit of the Representatives, on their behalf and on behalf of the Secured Parties, as such interests are set forth herein, and hereby grants to the Collateral Trustees for their benefit and in trust for the benefit of the Representatives, on their behalf and on behalf of the Secured Parties, as such interests are set forth herein, a lien on, and security interest in, all of its right, title and interest in the following (collectively, together with any Successor Collateral, the "Additional Collateral Trust Agreement Collateral"):

          (i) the Collateral Account established pursuant to Section 3.01(a) and any collateral accounts established pursuant to Section 5.02 with the Corporate Trustee at its offices at its corporate trust department in the State of Delaware, all funds held therein and all certificates and instruments, if any, from time to time representing the Collateral Account and such other collateral accounts;

          (ii) all Cash Equivalents held in the Collateral Account from time to time and all certificates and instruments, if any, from time to time representing or evidencing such Cash Equivalents;

          (iii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Trustees for or on behalf of the Borrower in substitution for or in addition to any or all of the then existing Additional Collateral Trust Agreement Collateral;

          (iv) all interest, income, dividends, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Additional Collateral Trust Agreement Collateral referred to in clauses (i) through
     (iii) of this Section 2.01; and

          (v) all proceeds of any and all of the foregoing Additional Collateral Trust Agreement Collateral (including, without limitation, proceeds that constitute property and assets of the types described in clauses (i) through (iv) of this Section 2.01) and, to the extent not otherwise included, all (A) payments under any indemnity, warranty or guaranty payable with respect to any of the foregoing Additional Collateral Trust Agreement Collateral and (B) cash.

          SECTION 2.02. Security for Secured Obligations. All of the right, title and interest of the Collateral Trustees in and to the Collateral Trust Estate secures the payment of all of the Secured Obligations now or hereafter existing under or in respect of (i) the Shared Secured Agreements and the performance of, and the compliance with, all of the covenants and conditions of this Agreement, the other Shared Collateral Documents and the other Shared Secured Agreements and (ii) the ACH Obligations. Without limiting the generality of the foregoing, the Collateral Trust Estate secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by each Grantor to the Collateral Trustees, any Representative or any Secured Party under the Shared Collateral Documents or the other Shared Secured Agreements but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.

                                  ARTICLE III

                               COLLATERAL ACCOUNT

          SECTION 3.01. Collateral Account (a) Until the date that the Collateral Trustees release all of the Shared Collateral pursuant to Section 8.02(a), an interest bearing cash collateral account (the "Collateral Account") on behalf of the Representatives for the benefit of the Secured Parties shall be maintained by the Corporate Trustee at its offices at its corporate trust department in the State of Delaware in accordance with the terms of this Agreement. The Collateral Account shall be, at all times, under the sole dominion and control of the Corporate Trustee. All moneys that are received by the Collateral Trustees, upon the occurrence of a Prepayment Event or upon the occurrence and during the continuance of a Collateral Trust Agreement Default, or upon liquidation or otherwise in respect of the Shared Collateral shall be deposited in the Collateral Account and, thereafter, shall be held and applied by the Corporate Trustee all in accordance with the terms of this Agreement.

          (b) The Borrower hereby agrees that any Net Cash Proceeds of Shared Collateral received by the Parent Guarantor or any of its Subsidiaries that results in a Prepayment Event shall be deposited into the Collateral Account on or prior to the 5th Business Day following the date of receipt.

          (c) The Corporate Trustee shall, subject to the provisions of Article IV and Article VIII, from time to time (i) invest amounts on deposit in the Collateral Account in Cash Equivalents and (ii) invest interest paid on such Cash Equivalents, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in additional Cash Equivalents, in each case at the direction of the Borrower so long as no Collateral Trust Agreement Default shall have occurred and be continuing and at the direction of the Required Representative if a Collateral Trust Agreement Default shall have occurred and be continuing. Interest and proceeds that are not invested or reinvested in Cash Equivalents as provided in the immediately preceding sentence shall be deposited and held in the Collateral Account. Notwithstanding the foregoing, the Corporate Trustee shall, to the extent possible, invest any funds to be distributed on a Distribution Date in Cash Equivalents that shall mature or become liquid on or prior to such Distribution Date. All Cash Equivalents in respect of the Collateral Account and all interest and income received thereon and therefrom and the net proceeds realized on the maturity or sale thereof shall be held in the Collateral Account as part of the Collateral Trust Estate pursuant to the terms hereof.

          (d) The Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or regulatory authority, as are in effect from time to time.

          (e) All dividends, interest and other distributions deposited into the Collateral Account pursuant to Section 5.01(a) of this Agreement shall be released and returned to the applicable Grantor upon notice to the Collateral Trustees from the Required Representative that the Collateral Trust Agreement Default giving rise to such deposit has been cured or waived; provided, that no Default shall have occurred and be continuing at such time.

                                   ARTICLE IV

                  COLLATERAL TRUST AGREEMENT DEFAULTS; REMEDIES

          SECTION 4.01. Collateral Trust Agreement Default Notice. (a) The Required Representative shall have the exclusive right if a Collateral Trust Agreement Default shall have occurred and be continuing to give the Collateral Trustees, with a copy to the Grantors, a Collateral Trust Agreement Default Notice stating:

          (i)  the nature of the Collateral Trust Agreement Default; and

          (ii) the action requested to be taken by the Collateral Trustees with respect to the Shared Collateral and the Shared Collateral Documents (including with respect to the institution of any remedies provided by law or this Agreement or any other Shared Collateral Document);

and the Collateral Trustees shall forthwith send a copy of the Collateral Trust Agreement Default Notice to each Representative. Subject to Section 4.01(b), the Collateral Trustees shall forthwith, upon receiving the Collateral Trust Agreement Default Notice, undertake the action set forth in the Collateral Trust Agreement Default Notice under the Shared Collateral Documents. The Collateral Trustees shall, subject to Sections 4.01(b), 4.08 and 6.06, follow the directions of the Required Representative with respect to the time, method and place of taking any action requested in a Collateral Trust Agreement Default Notice. Each Collateral Trustee shall be entitled to assume conclusively that no Collateral Trust Agreement Default has occurred and is continuing until it receives a Collateral Trust Agreement Default Notice. For the avoidance of doubt, the Collateral Trustees may presume that the Required Representative has the exclusive right to deliver a Collateral Trust Agreement Default Notice.

          (b) If the Collateral Trust Agreement Default which was the basis for the giving of a Collateral Trust Agreement Default Notice shall be cured or waived in accordance with the terms of the applicable Secured Facility, the Required Representative shall promptly notify the Collateral Trustees in writing of such cure or waiver, and upon receipt of such written notice of a cure or waiver (i) such Collateral Trust Agreement Default Notice shall be deemed withdrawn and (ii) any direction to the Collateral Trustees to take any action in connection with such Collateral Trust Agreement Default Notice shall be deemed immediately rescinded. If in connection solely with such withdrawn Collateral Trust Agreement Default Notice, the Collateral Trustees shall have been directed to take, and shall have commenced taking but shall not have completed, any action, the Collateral Trustees shall promptly terminate any such action which they shall not also have been directed to take in connection with any other Collateral Trust Agreement Default Notice that has not otherwise been withdrawn.

          SECTION 4.02. Direction by Required Representative. As to any matters not expressly provided for under this Agreement or the other Shared Collateral Documents (including, without limitation, matters relating to enforcement and collection of the Secured Obligations), the Collateral Trustees shall not be required to exercise any discretion or to take any action under this Agreement or the other Shared Collateral Documents, or in respect of the Shared Collateral, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) in accordance with the written instructions of the Required Representative.

          SECTION 4.03. Right to Initiate Judicial Proceedings, Etc. (a) Notwithstanding any other provision of this Agreement, upon the occurrence of and during the continuance of any Collateral Trust Agreement Default and the receipt by the Collateral Trustees of a Collateral Trust Agreement Default Notice that has not been withdrawn pursuant to Section 4.01(b) above, the Corporate Trustee, and if the Corporate Trustee deems necessary or desirable, the Individual Trustee, jointly or individually as the Corporate Trustee may determine, (i) shall have the right and power to institute and maintain such suits and proceedings as it or they, as the case may be, or the Required Representative may deem appropriate to protect and enforce the rights vested in it by this Agreement and the other Shared Collateral Documents and (ii) may either, after entry or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Shared Collateral and to dispose of, collect or otherwise realize upon, all or any portion of the Collateral Trust Estate under the judgment or decree of a court of competent jurisdiction.

          (b) If a receiver of the Collateral Trust Estate shall be appointed in judicial proceedings, the Collateral Trustees may be appointed, at their discretion and with the consent of the Required Representative, as such receiver. Notwithstanding the appointment of a receiver, the Collateral Trustees shall be entitled to retain possession and control of all cash held by or deposited with them or their agents or co-trustees pursuant to any provision of this Agreement or any other Shared Collateral Document.

          SECTION 4.04. Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Collateral Trustees herein or in the other Shared Collateral Documents is intended to be a limitation exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in the other Shared Collateral Documents now or hereafter existing at law or in equity or by statute.

          (b) No delay or omission of either of the Collateral Trustees to exercise any right, remedy or power accruing upon any Collateral Trust Agreement Default shall impair any such right, remedy or power or shall be construed to be a waiver of any such Collateral Trust Agreement Default or any acquiescence therein; and every right, power and remedy given by this Agreement or any other Shared Collateral Document to the Collateral Trustees may be exercised from time to time and as often as may be deemed expedient by the Collateral Trustees.

          (c) In case either of the Collateral Trustees shall have proceeded to enforce any right, remedy or power under this Agreement or any other Shared Collateral Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to such Collateral Trustee, then and in every such case the Grantors, the Collateral Trustees, the Representatives and Secured Parties shall, subject to any determination in such proceeding, severally be restored to their former positions and rights hereunder and under each such other Shared Collateral Document with respect to the Collateral Trust Estate, the Collateral Account and in all other respects, and thereafter all rights, remedies and powers of such Collateral Trustee shall continue as though no such proceeding had been taken.

          (d) Each Grantor expressly agrees that all rights of action and rights to assert claims upon or under this Agreement and the other Shared Collateral Documents may be enforced by the Collateral Trustees without the possession of any debt instrument or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Collateral Trustees may be brought in either of their names as Collateral Trustee and any recovery of judgment shall be held as part of the Collateral Trust Estate.

          SECTION 4.05. Waiver of Certain Rights. Each Grantor, on behalf of itself and all who may claim through or under it, including, without limitation, any and all subsequent Affiliates, creditors, vendees, assignees and lienors, expressly waives and releases, to the fullest extent permitted by law, any, every and all rights to demand or to have any marshalling of the Collateral Trust Estate upon any enforcement of any Shared Collateral Document, including, without limitation, upon any sale, whether made under any power of sale herein granted or pursuant to judicial proceedings or upon any foreclosure or any enforcement of any Shared Collateral Document and consents and agrees that all the Collateral Trust Estate and any such sale may be offered and sold as an entirety or in parcels.

          SECTION 4.06. Limitation on Collateral Trustees' Duties in Respect of Shared Collateral. Beyond the duties set forth in this Agreement, the Collateral Trustees shall not have any duty to the Grantors, the Representatives or the other Secured Parties as to any Shared Collateral in the Collateral Trustees' possession or control or in the possession or control of any agent or nominee of the Collateral Trustees or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that each Collateral Trustee shall be liable for its failure to exercise ordinary care in the handling of moneys and securities and other property actually received by it.

          SECTION 4.07. Limitation by Law. All rights, remedies and powers provided by this Article IV may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provision of law, and all the provisions of this Article IV are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or, if the Representatives elect that this Agreement should be recorded, registered or filed, not entitled to be recorded, registered, or filed under the provisions of any applicable law.

          SECTION 4.08. Absolute Rights of Secured Parties and Representatives. Notwithstanding any other provision of this Agreement or any of the other Shared Collateral Documents, each of the Representatives and each of the Secured Parties has an absolute and unconditional right to receive payment of all of the Secured Obligations owing to such Representative or such Secured Party, as the case may be, when the same becomes due and payable and at the time and place and otherwise in the manner set forth in the applicable Shared Secured Agreement, and the right of each such Representative and each such Secured Party to institute proceedings for the enforcement of such payment on or after the date such payment becomes due and to assert its position as a secured creditor in a proceeding under the Bankruptcy Code in which any Grantor is a debtor, and the obligation of such Grantor to pay all of the Secured Obligations owing to each of the Representatives and each of the Secured Parties at the time and place expressed therein, shall not be impaired or affected without the consent of such Representative or such Secured Party. In addition, the right of any Secured Party or any Representative, on behalf of itself or on behalf of any such Secured Party, to receive payment or security from sources other than the Shared Collateral shall not be, and is not hereby, impaired or affected in any manner. Without limiting the generality of the foregoing provisions of this Section 4.08, no Representative on behalf of itself or on behalf of any Secured Party, and no Secured Party shall be obligated to share with any other Representative or any other Secured Party any proceeds of any collateral, guaranty or right of setoff other than pursuant to, and to the extent expressly required under, this Agreement and the other Shared Secured Agreements; nor shall any Representative's or any Secured Party's right to receive its ratable share of any amounts maintained in the Collateral Account, if any, or any proceeds of any of the Shared

Collateral, or any part thereof, under the terms of this Agreement and the other Shared Collateral Documents be diminished or affected in any way by its right to receive proceeds of any other collateral or right of setoff, or payment upon a guaranty or from any other source.

                                   ARTICLE V

                             APPLICATION OF PROCEEDS

          SECTION 5.01. Application of Proceeds. (a) If, pursuant to the exercise by any Credit Agreement Defaulted Party or the Collateral Trustees of any rights and remedies set forth in any Shared Collateral Document, any Shared Collateral is sold or otherwise realized upon by the Collateral Trustees, or if any Net Cash Proceeds are received by the Collateral Trustees from any Prepayment Event after delivery of any Collateral Trust Agreement Default Notice (until it has been terminated, rescinded or withdrawn by the Credit Agreement Defaulted Party or the Required Representative, as the case may be), the Collateral Trustees shall deposit into the Collateral Account the proceeds they receive in respect of such Shared Collateral, and the Corporate Trustee shall distribute pursuant to the provisions of Section 5.04 all moneys held in the Collateral Account as follows:

          FIRST, to the payment (in such priority as the Corporate Trustee shall elect, but without duplication) of all reasonable legal fees and expenses and other reasonable costs or expenses or other liabilities of any kind incurred by the Collateral Trustees as Secured Parties under any Shared Collateral Document or otherwise in connection with any Shared Collateral Document or this Agreement (including, without limitation, any reasonable costs or expenses or liabilities incurred in connection with the sale of any assets covered by any Shared Collateral Document, or in the operation or maintenance of any of the assets covered by any Shared Collateral Document), including the reimbursement to any Representative of any amounts theretofore advanced by such Representative for the payment of such fees, costs and expenses, except only for any such fees, expenses, costs or liabilities incurred by any Collateral Trustee as a result of its gross negligence or willful misconduct in performing or failing to perform any of its duties to the parties hereto expressly set forth herein; provided, however, that nothing herein is intended to relieve the Grantors of their duties to pay such costs, fees, expenses and liabilities otherwise payable to the Collateral Trustees from funds outside of the Collateral Account, as required by this Agreement;

          SECOND, to the Collateral Trustees (without duplication) in an amount equal to the Collateral Trustees' Fees which are unpaid as of such Distribution Date and to any Representative which has theretofore advanced or paid any such Collateral Trustees' Fees in an amount equal to the amount thereof so advanced or paid by such Representative prior to such Distribution Date; provided, however, that nothing herein is intended to relieve the Grantors of their duties to pay such fees and claims from funds outside of the Collateral Account, as required by this Agreement;

          THIRD, in accordance with paragraph (c) below, ratably to the Representatives for the benefit of the Senior Secured Parties for application to the Senior Secured

     Obligations of such Senior Secured Parties, or, to be held by such Representatives (or by the Corporate Trustee on behalf of such Representatives pursuant to Section 5.02 or otherwise) pending such application until all such Senior Secured Obligations have been paid in full and all letters of credit that constitute Senior Secured Obligations and all commitments thereunder have been terminated or cash collateralized in full;

          FOURTH, to the Representative of the Junior Secured Parties for the benefit of the Junior Secured Parties for application to the Junior Secured Obligations, or, to be held by such Representative (or by the Corporate Trustee on behalf of such Representative pursuant to Section 5.02 or otherwise) pending such application until all such Junior Secured Obligations have been paid in full; and

          FIFTH, any surplus remaining after the payment in full in cash of the Secured Obligations shall be paid, pursuant to the provisions of Section 8.02, to the applicable Grantor, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

          (b) If, upon the occurrence of any Prepayment Event prior to the delivery of any Collateral Trust Agreement Default Notice (or, to the extent a Collateral Trust Agreement Default Notice has been delivered, such notice has, prior to the Prepayment Event, been terminated or rescinded or withdrawn by the Credit Agreement Defaulted Party or the Required Representative, as the case may
be), the Collateral Trustees receive from the Grantors any Net Cash Proceeds from such Prepayment Event, the Collateral Trustees shall deposit any Net Cash Proceeds that it receives from such Prepayment Event in the Collateral Account and the Corporate Trustee shall distribute pursuant to the provisions of Section
5.04 such Net Cash Proceeds as follows:

          FIRST, in accordance with paragraph (c) below, ratably to the Representatives for the benefit of the Senior Secured Parties for application to the Senior Secured Obligations of such Senior Secured Parties, or, to be held by such Representatives (or by the Corporate Trustee on behalf of such Representatives pursuant to Section 5.02 or otherwise) pending such application until all such Senior Secured Obligations have been paid in full and all letters of credit that constitute Senior Secured Obligations and all commitments thereunder have been terminated or cash collateralized in full;

          SECOND, to the Representative of the Junior Secured Parties for the benefit of the Junior Secured Parties for application to the Junior Secured Obligations, or, to be held by such Representative (or by the Corporate Trustee on behalf of such Representative pursuant to Section 5.02 or otherwise) pending such application until all such Junior Secured Obligations have been paid in full; and

          THIRD, any surplus remaining after the payment in full in cash of the Secured Obligations shall be paid, pursuant to the provisions of Section 8.02, to the applicable Grantor, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

          (c) In order to determine the ratable amount to be distributed to the Representatives of the Senior Secured Parties pursuant to Section 5.01(a) and
Section 5.01(b) of this Agreement, the Corporate Trustee shall rely on a certificate of each Representative for the Senior Secured Parties (other than the ACH Representative if no Collateral Trust Agreement Default shall have occurred and be continuing), which shall be delivered to the Collateral Trustees within two Business Days of the notice delivered by the Collateral Trustees pursuant to Section 5.04, setting forth the Aggregate Senior Credit Exposure for the Senior Secured Obligations represented by such Representative on the date of such distribution. The ratable portion of the aggregate amount available to be distributed to each Representative of the Senior Secured Parties on any date shall be a fraction, the numerator of which shall be the Aggregate Senior Credit Exposure of the Senior Secured Parties represented by such Representative on such date of determination and the denominator of which shall be the Aggregate Senior Credit Exposure of all the Senior Secured Parties on such date of determination. For purposes of this Section 5.01(c) and the Shared Secured Agreements, amounts distributable to a Representative on a prior date and held on behalf of such Representative and the Secured Parties of such Representative pursuant to Section 5.02 of this Agreement shall be deemed to have been applied to the Secured Obligations of the Secured Parties represented by such Representative, regardless of whether such application has occurred.

          (d) The priorities set forth in this Article V shall apply without regard to whether a Secured Party receiving a distribution of Collateral under this Article V is, or is not, a Secured Party under the Shared Collateral Document applicable to such Collateral.

          SECTION 5.02. Application of Withheld Amounts. (a) If on any Distribution Date any amounts on deposit to the Collateral Account are distributable pursuant to Section 5.01 to any Representative, and if such Representative shall have given notice to the Collateral Trustees on or prior to such Distribution Date that all or a portion of such proceeds which are otherwise distributable to such Representative pursuant to Section 5.01 shall be held by the Collateral Trustees on behalf of such Representative for the benefit of the Secured Parties of such Representative, then the Collateral Trustees shall hold such amount in a separate non-interest bearing cash collateral account of the Corporate Trustee for the benefit of such Representative and such Secured Parties, until such time as such Representative shall deliver a written request for the delivery thereof from such account to such Representative or as such Representative may otherwise direct in such notice. If on any date thereafter the Secured Obligations of the Secured Parties represented by any such Representative shall have been repaid in full in cash and all letters of credit that constitute Senior Secured Obligations with respect to such Secured Parties and all commitments thereunder have been terminated or cash collateralized in full, then (a) upon the written request of the Borrower certifying as to such payment and termination or cash collateralization in full, and (b) after delivery of such notice by the Collateral Trustees to such Representative, the Collateral Trustees shall have received a written notice of no objection from such Representative, the Collateral Trustees shall redeposit to the Collateral Account any amounts held on account for such Representative pursuant to this Section 5.02 and thereafter distribute such amounts as provided in Section 5.01. If the Borrower shall have failed to deliver to the Collateral Trustees the certificate provided for in clause (a) of the immediately preceding sentence, the Collateral Trustees may request payment instructions from the Required Representative and the Collateral Trustees shall not be required to make any distributions until such instructions are received. The Corporate Trustee shall invest amounts on deposit to any such account in such Cash Equivalents as the applicable Representative may direct from time to time.

          (b) The Alpha Representative on behalf of the Alpha Beneficiary hereby provides notice to the Collateral Trustees pursuant to Section 5.02(a) that, until such time as the Alpha Representative shall otherwise instruct the Collateral Trustees, any amounts on deposit to the Collateral Account that are distributable on any Distribution Date pursuant to Section 5.01 to the Alpha Representative shall be held by the Collateral Trustees on behalf of the Alpha Representative in a cash collateral account as provided in Section 5.02(a). If on the first Business Day of any calendar month the amount held on behalf of the Alpha Representative in such a cash collateral account pursuant to Section 5.02(a) shall exceed the Alpha Facility Amount (determined in accordance with Section 6.02 but assuming for purposes of calculating any liability of the Alpha Beneficiary with respect to a letter of credit at any time when the Alpha Supply Agreement has not been terminated that the "Monthly Index Price" (as defined therein) is the greater of $8 per MMBtu and the "Monthly Index Price" then actually in effect under the Alpha Supply Agreement), then upon the written request of the Borrower (with a copy to the Alpha Representative) delivered on or prior to the next succeeding Business Day, the Collateral Trustees shall (i) if such excess is as a result of the decrease in the component of the Alpha Facility Amount consisting of the liability of the Alpha Beneficiary under a letter of credit, redeposit to the Collateral Account the amount of such excess and thereafter distribute such amount as provided in Section 5.01 or (ii) if such excess is as a result of any other reason, pay to the Borrower the amount of such excess.

          SECTION 5.03. Release of Amounts in Collateral Account. Amounts distributable to a Representative on any Distribution Date pursuant to Section
5.01 shall be paid to such Representative for the benefit of such Representative and its Secured Parties by the Corporate Trustee (or deposited to an account for the benefit of such Representative and its Secured Parties pursuant to Section 5.02) to the account set forth on Schedule I, unless at least one Business Day prior to such Distribution Date, the Corporate Trustee has received a written certificate of such Representative setting forth alternative payment instructions for such Representative.

          SECTION 5.04. Distribution Date. Upon receiving Net Cash Proceeds from any Prepayment Event and upon receiving any proceeds of any Shared Collateral following the occurrence and during the continuance of any Collateral Trust Agreement Default, the Collateral Trustees shall within two Business Days deliver written notice thereof to the Representatives, after which each Representative for the Senior Secured Parties (other than the ACH Representative if no Collateral Trust Agreement Default shall have occurred and be continuing) shall deliver a certificate in accordance with Section 5.01(c) to the Collateral Trustees setting forth the Aggregate Senior Credit Exposure for the Senior Secured Obligations represented by such Representative and each Representative (other than the ACH Representative if no Collateral Trust Agreement Default shall have occurred and be continuing) shall deliver to the Collateral Trustees a Statement of Amount of such Secured Obligations pursuant to Section 6.02. Within two Business Days following receipt of the certificates from the Representatives for the Senior Secured Parties provided pursuant to Section 5.01(c) and each Statement of Amount from each Representative provided pursuant to Section 6.02, the Corporate Trustee shall distribute such amounts as provided in this Article V. The Collateral Trustees shall not be required to make any distributions to the Secured Parties pursuant to Section
5.01 until it receives the certificates and each Statement of Amount required to be delivered pursuant to this Section 5.04.

                                   ARTICLE VI

                     AGREEMENTS WITH THE COLLATERAL TRUSTEE

          SECTION 6.01. Delivery of Agreements. On the Effective Date, the Borrower shall deliver to the Collateral Trustees a true and complete copy of each Shared Secured Agreement, including each Shared Collateral Document, as in effect on the Effective Date. The Borrower agrees that, promptly upon the execution thereof, the Borrower will deliver to the Collateral Trustees a true and complete copy of any and all Shared Collateral Documents and other Shared Secured Agreements entered into subsequent to the date hereof and a true and complete copy of any and all amendments, modifications or supplements to any of the foregoing.

          SECTION 6.02. Information as to Secured Obligations. Each Representative agrees that it shall deliver to the Collateral Trustees, with a copy to each of the other Representatives, from time to time within one Business Day after the request of the Collateral Trustees and upon delivery of the certificates pursuant to Section 5.01(c), a written statement of the amount (a "Statement of Amount"), (i) in the case of the Alpha Representative, setting forth the calculation of the Alpha Facility Amount at such time, (ii) in the case of the ACH Representative, setting forth the calculation of the unpaid ACH Obligations at such time, and (iii) in the case of each of the other Representatives, a list setting forth, with respect to each class of Secured Obligations represented by such Representative, (A) the aggregate principal amount thereof, (B) the accrued and unpaid interest in respect thereof, (iii) the accrued and unpaid fees and other amounts (if any) in respect thereof, and
(C) the amount of all other unpaid amounts thereunder owing to such Representative, for its own account and on behalf of such Secured Parties and
(D) such other information regarding such Representative, the Secured Parties represented by such Representative and its Shared Secured Agreements as the Collateral Trustees may reasonably request.

          SECTION 6.03. Compensation and Expenses. Each Grantor agrees to pay to the Collateral Trustees and any co-trustees or successor trustees appointed hereunder, from time to time upon demand, (a) such compensation for their services hereunder and under the other Shared Collateral Documents and for administering the other Collateral Trust Estate, the Collateral Account and any account or accounts established pursuant to Section 5.02 hereof as set forth on the fee schedule attached hereto as Schedule 1, as such Schedule 1 may be amended, supplemented or otherwise modified by the written agreement of the Borrower (on behalf of itself and the other Grantors) and the Collateral Trustees from time to time and (b) all the reasonable fees, costs and expenses incurred by any of them (including, without limitation, the reasonable fees and disbursements of counsel) (i) arising in connection with the preparation, execution, delivery, modification and termination of this Agreement and each other Shared Collateral Document or the enforcement of any of the provisions hereof or thereof or (ii) incurred or required to be advanced in connection with the administration of the Collateral

Trust Estate, the Collateral Account, any account or accounts established pursuant to Section 5.02 hereof, the sale or other disposition of Shared Collateral pursuant to any Shared Collateral Document and the preservation, protection or defense of their rights under this Agreement and in and to the Shared Collateral, the Collateral Account, any account or accounts established pursuant to Section 5.02 hereof and the Collateral Trust Estate. As security for such payment, the Collateral Trustees shall have a prior lien upon all Shared Collateral and other property and funds held or collected by the Collateral Trustees as part of the Collateral Trust Estate. Each Grantor's obligation under this Section 6.03 shall survive the termination of this Agreement.

          SECTION 6.04. Stamp and Other Similar Taxes. Each Grantor agrees to indemnify and hold harmless the Collateral Trustees, each Representative and each Secured Party from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any Shared Collateral Document, the Collateral Trust Estate, the Collateral Account, any account or accounts established pursuant to Section 5.02 hereof or any Shared Collateral. The obligations of each Grantor under this
Section 6.04 shall survive the termination of this Agreement.

          SECTION 6.05. Filing Fees, Excise Taxes, Etc. Each Grantor agrees to pay or to reimburse the Collateral Trustees for any and all amounts in respect of all reasonable search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of this Agreement and each other Shared Collateral Document. The obligations of each Grantor under this Section 6.05 shall survive the termination of this Agreement.

          SECTION 6.06. Indemnification. (a) Each Grantor agrees to pay, indemnify, and hold harmless the Collateral Trustees and each of the agents of either thereof from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, the costs and expenses of defending any claim against any of them) with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the other Shared Collateral Documents unless and to the extent arising from the gross negligence or willful misconduct of such of the Collateral Trustees or such of the agents thereof as are seeking indemnification or any failure of any Collateral Trustee or any such agent to exercise ordinary care in the handling of moneys and securities and other property actually received by any such Collateral Trustee or any such agent. As security for such payment, any such Collateral Trustee shall have a prior lien upon all Shared Collateral and other property and funds held or collected by the Collateral Trustees as part of the Collateral Trust Estate.

          (b) In any suit, proceeding or action brought by the Collateral Trustees under or with respect to any Shared Collateral Document or the Shared Collateral for any amount owing thereunder, or to enforce any provisions thereof, each Grantor will save, indemnify and hold harmless the Collateral Trustees, the Representatives and the Secured Parties from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder (unless and to the extent that such expense, loss or damage is caused by the gross negligence or willful misconduct of any Collateral Trustee or the failure of any Collateral Trustee to exercise ordinary care in the handling of moneys and securities and other property actually received by such Collateral Trustee), arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from such Grantor and all such obligations of such Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against the Collateral Trustees, any Representative or any Secured Party. The agreements in this Section 6.06 shall survive the termination of this Agreement.

          SECTION 6.07. Further Assurances. (a) Each Grantor agrees, from time to time, at its own expense to execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, and cause its Subsidiaries, if any, to promptly execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as may be reasonably necessary or desirable, or as any Collateral Trustee, any Representative, any Secured Party through its Representative, may reasonably request from time to time in order (i) to carry out more effectively the purposes of this Agreement, (ii) to subject to the liens and security interests created by any of the Shared Collateral Documents any of the properties, rights or interests of such Grantor covered or now or hereafter intended to be covered by any of the Shared Collateral Documents,
(iii) to perfect and maintain the validity, effectiveness and priority of any of the Shared Collateral Documents and the liens and security interests intended to be created thereby, (iv) better to assure, convey, grant, assign, transfer, preserve, protect and confirm unto the Collateral Trustees, the Representatives and the Secured Parties the rights granted or now or hereafter intended to be granted to the Collateral Trustees, the Representatives and the Secured Parties under any Shared Collateral Document or under any other instrument executed in connection with any Shared Collateral Document to which it is, or may become, a party, and (v) to enable the Collateral Trustees to exercise and enforce their rights and remedies hereunder and under each other Shared Collateral Document with respect to any Shared Collateral; provided, however, that this Section 6.07 shall not be construed to require any Grantor to grant any interest in Shared Collateral other than pursuant to this Agreement, the Credit Agreement or any other Shared Collateral Document. Without limiting the generality of the foregoing, each Grantor will take any such action required to be taken by it pursuant to any Shared Collateral Document.

          (b) Each Grantor hereby authorizes the Collateral Trustees to file one or more financing or continuation statements relative to all or any part of the Shared Collateral, and amendments thereto to correct the name and address of such Grantor or the Collateral Trustees or to correct the description of the "Shared Collateral" contained in any of the Shared Collateral Documents to be consistent with the description of the Shared Collateral contained in such Shared Collateral Document, in each case, where permitted by law, without the signature of such Grantor and which shall be filed by the Collateral Trustees upon the receipt of an instruction letter from the Required Representative requesting the taking of such action and attaching the form of financing statement. A photocopy or other reproduction of this Agreement, any other Shared Collateral Document or any financing statement covering the Shared Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) The Grantors will furnish such information about the Shared Collateral as the Collateral Trustees may reasonably request from time to time.

                                   ARTICLE VII

                             THE COLLATERAL TRUSTEE

          SECTION 7.01. Declaration of Trust. Each of the Corporate Trustee and the Individual Trustee, for itself and its successors, hereby accepts the trusts created by this Agreement upon the terms and conditions hereof, including those contained in this Article VII. Further, each of the Corporate Trustee and the Individual Trustee, for itself and its successors, does hereby declare that it will hold all of the estate, right, title and interest in (a) the Collateral Trust Estate and the Collateral Account for the benefit of the Representatives and the Secured Parties as provided herein, and (b) each account as may be established pursuant to Section 5.02 at the request of a Representative upon the trust herein set forth and for the benefit of such Representative on behalf of its applicable Secured Parties as provided herein.

          SECTION 7.02. Exculpatory Provisions. (a) The Collateral Trustees shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in the other Shared Collateral Documents, all of which are made solely by the Grantors party thereto. The Collateral Trustees make no representations as to the value or condition of the Collateral Trust Estate, the Collateral Account or any part thereof, or as to the title of the Grantors thereto or as to the security afforded by this Agreement or the other Shared Collateral Documents or as to the validity, execution (except its own execution), enforceability, legality or sufficiency of this Agreement, any other Shared Collateral Document or any Shared Secured Agreement, and the Collateral Trustees shall incur no liability or responsibility in respect of any such matters. The Collateral Trustees shall not be responsible for insuring the Collateral Trust Estate or for the payment of taxes, charges, assessments or liens upon the Collateral Trust Estate or otherwise as to the maintenance of the Collateral Trust Estate or the Collateral Account, except that in any event that any Collateral Trustee enters into possession of a part or all of the Collateral Trust Estate or the Collateral Account, such Collateral Trustee, shall preserve the part in its possession.

          (b) The Collateral Trustees shall not be required to ascertain or inquire as to the performance by the Grantors of any of the covenants or agreements contained herein, in any other Shared Collateral Document or in any Shared Secured Agreement.

          SECTION 7.03. Delegation of Duties. The Collateral Trustees may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact (which shall not include officers and employees of any Grantor or any Affiliate of any Grantor). The Collateral Trustees shall be entitled to rely upon advice of reasonably selected counsel and other professionals concerning all matters pertaining to such trusts, powers and duties. The Collateral Trustees shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact reasonably selected by them in good faith.

          SECTION 7.04. Reliance by Collateral Trustees. (a) Whenever in the administration of the trusts of this Agreement or, pursuant to any other Shared Collateral Document, the Collateral Trustees shall deem it necessary or desirable that a matter be proved or established in connection with the taking, suffering or omitting of any action hereunder by the Collateral Trustees, such matter, unless other evidence in respect thereof be herein specifically prescribed, may be deemed to be conclusively proved or established by a certificate of the Required Representative, as to actions to be taken under
Article IV, or by any Representative, as to matters concerning its Secured Facility, delivered to the Collateral Trustees and the Representatives, and such certificate shall constitute a full warranty (in case of each Representative, up to the aggregate amount of the Distributions so received by such Representative) to the Collateral Trustees for any action taken, suffered or omitted in reliance thereon unless the Collateral Trustees shall have actual knowledge of an inaccuracy therein or shall have received an objection to such certificate by the Required Representative or any Representative.

          (b) The Collateral Trustees may consult with independent counsel, independent public accountants and other experts selected by it (excluding, counsel to or any employee of any Grantor or any Affiliate of any Grantor) and any opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by them hereunder in accordance therewith unless such Collateral Trustee has actual knowledge of a reason to question the validity or accuracy of such opinion or of any assumptions expressed therein as the basis for such opinion. The Collateral Trustees shall have the right at any time to seek instructions concerning the administration of the Collateral Trust Estate or the Collateral Account or any account established pursuant to Section 5.02 hereof from any court of competent jurisdiction.

          (c) The Collateral Trustees may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document that they reasonably believe to be genuine and to have been signed or presented by the proper party or parties or, in the case of telecopier and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, each Collateral Trustee conclusively may rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any notices, certificates or opinions furnished to such Collateral Trustee that conform to the requirements of this Agreement or any other Shared Collateral Document.

          SECTION 7.05. Limitations on Duties of the Collateral Trustees. (a) The Collateral Trustees undertake to perform only the duties expressly set forth herein and no implied covenant or obligation shall be read into this Agreement against the Collateral Trustees.

          (b) The Collateral Trustees may exercise the rights and powers granted to them by this Agreement and the other Shared Collateral Documents, but only pursuant to the terms of this Agreement, and the Collateral Trustees shall not be liable with respect to any action taken or omitted by them in accordance with the direction of the Representatives.

          (c) The Collateral Trustees shall not be under any obligation to take any action that is within the discretion of the Collateral Trustees under the provisions hereof or under any other Shared Collateral Document, except upon the written request of the Required Representative. The Collateral Trustees shall make available for inspection and copying by each Representative each certificate or other paper furnished to the Collateral Trustees by the Grantors, by any Representative, or by any other Person, under or in respect of this Agreement, any other Shared Collateral Document or any of the Collateral Trust Estate.

          (d) The Collateral Trustees shall be under no obligation to exercise any of the rights or powers vested in them by this Agreement or any other Shared Collateral Document at the request or direction of any Representative pursuant to this Agreement, unless such Representative shall have offered to the Collateral Trustees security or indemnity satisfactory to the Collateral Trustees against the costs, expenses and liabilities which might be incurred by them in compliance with such request or direction.

          (e) Each Lender ratably (determined as provided below) shall indemnify the Collateral Trustees, each of their respective Affiliates and the respective directors, officers, agents and employees of any of them (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) (an "Indemnified Event") that such indemnitees may suffer or incur in connection with their exercise of rights and remedies with respect to the Account Collateral and the Securities Accounts. For purposes of this Section 7.05(e), each Lender's ratable share shall be based on the amount of Secured Obligations owing to each such Lender under the Credit Agreement at the time the Indemnified Event arose.

          (f) The Obligations of the Collateral Trustees hereunder are several and not joint.

          SECTION 7.06. Moneys to Be Held in Trust All moneys received by the Corporate Trustee under or pursuant to any provision of this Agreement or any other Shared Collateral Document shall be segregated and held in trust for the purposes for which they were paid or are held, and the Corporate Trustee shall exercise ordinary care in the handling of any such moneys actually received by it. The Individual Trustee shall promptly turn over to the Corporate Trustee any Shared Collateral, or any part thereof, delivered to, or received by, the Individual Trustee.

          SECTION 7.07. Resignation and Removal of Collateral Trustees

          (a) Each or both of the Collateral Trustees may at any time, by giving 30 days' prior written notice to the Grantors and the Representatives, resign and be discharged of their responsibilities hereby created, such resignation to become effective upon the appointment of a successor trustee or trustees by the Required Representative, the acceptance of such appointment by such successor trustee or trustees and, unless a Collateral Trust Agreement Default has occurred and is continuing, the consent to the appointment of such successor trustee or trustees by the Borrower on behalf of itself and the other Grantors. If a Collateral Trust Agreement Default has occurred, the Grantors' consent to any such resignation or appointment of a successor shall not be required. The Collateral Trustees shall be entitled to their fees and expenses accrued to the date of the resignation becoming effective. Either or both of the Collateral Trustees may be removed at any time (with or without cause) and a successor trustee or trustees appointed by the Required Representative, subject to, unless a Collateral Trust Agreement Default has occurred and is continuing, the consent of the Borrower on behalf of itself and the other Grantors, provided that the Collateral Trustees or either of them shall be entitled to their fees and expenses accrued to the date of removal. If either or both of the Collateral Trustees resigns or is removed as provided in this Section 7.07, then the consent to the appointment of a successor trustee or trustees shall not be unreasonably withheld or delayed and shall be deemed to have been given if the Borrower (on behalf of itself and the other Grantors) shall not have reasonably objected to any proposed successor trustee or trustees within five Business Days of receipt of notice of the identity thereof from the Required Representative. If no successor trustee or trustees shall be appointed and approved within 30 days from the date of the giving of the aforesaid notice of resignation or within 30 days from the date of such vote for removal, the Collateral Trustees, shall, or the Required Representative may, apply to any court of competent jurisdiction to appoint a successor trustee or trustees to act until such time, if any, as a successor trustee or trustees shall have been appointed as above provided. Any successor trustee or trustees so appointed by such court shall immediately and without further act be superseded by any successor trustee or trustees approved by the Required Representative as above provided.

          (b) If at any time either or both of the Collateral Trustees shall become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Trustees for any other cause, then a successor trustee or trustees shall be appointed promptly by the Required Representative, subject to, unless a Collateral Trust Agreement Default has occurred and is continuing, the consent of the Borrower (on behalf of itself and the other Grantors), which consent shall not be unreasonably withheld or delayed, and the powers, duties, authority and title of the predecessor trustee or trustees terminated and cancelled without procuring the resignation of such predecessor trustee or trustees and without any formality (except as may be required by applicable law) other than the appointment and designation of a successor trustee or trustees in writing, duly acknowledged, delivered to the predecessor trustee or trustees and the Grantors, and filed for record in each public office, if any, in which this Agreement is required to be filed.

          (c) The appointment and designation referred to in Section 7.07(b) shall, after any required filing, be full evidence of the right and authority to make the same, and of all the facts therein recited, and this Agreement shall vest in such successor trustee or trustees, without any further act, deed or conveyance, all of the estate and title of its predecessor, and upon such filing for record, the successor trustee or trustees shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor, nevertheless, on the written request of the Required Representative, the Grantors or its successor trustee or trustees, shall execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and shall deliver all securities and moneys held by it or them to such successor trustee or trustees. Should any deed, conveyance or other instrument in writing from the Grantors be required by any successor trustee or trustees for more fully and certainly vesting in such successor trustee or trustees the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor trustee or trustees, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor trustee or trustees, be promptly executed, acknowledged and delivered by the Grantors.

          (d) Any required filing for record of the instrument appointing a successor trustee or trustees as hereinabove provided shall be at the expense of the Grantors. The resignation of any trustee or trustees and the instrument removing any trustee or trustees, together with all other instruments, deeds and conveyances provided for in this Article VII shall, if permitted by law, be forthwith recorded, registered or filed by and at the expense of the Grantors, wherever this Agreement is recorded, registered or filed.

          SECTION 7.08. Status of Successors to Collateral Trustees. Every successor to the Corporate Trustee appointed pursuant to Section 7.07 shall be a bank or trust company in good standing and having power so to act, incorporated under the laws of the United States or any State thereof or the District of Columbia and having its principal corporate trust office within the State of Delaware, or another state acceptable to the Required Representative, and shall also have capital, surplus and undivided profits of not less than $100,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the trust upon reasonable or customary terms. Any successor to the Individual Trustee appointed pursuant to Section
7.07 shall be an individual residing in the State of Delaware, the State of New York or another state of the United States acceptable to the Required Representative.

          SECTION 7.09. Merger of the Corporate Trustee. Any corporation into which the Corporate Trustee may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Corporate Trustee shall be a party, shall be the Corporate Trustee under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

          SECTION 7.10. Powers of Individual Trustee. The Individual Trustee has been joined as a party hereunder so that if, by any present or future applicable law in any jurisdiction in which it may be necessary to perform any act in the execution or enforcement of the trusts hereby created, the Corporate Trustee may be incompetent, unqualified or unable to act as a Collateral Trustee, then all of the acts required to be performed in such jurisdiction, in the execution or enforcement of the trusts hereby created, shall and will be performed by the Individual Trustee, acting alone. Notwithstanding any other term or provision of this Agreement to the contrary, the Corporate Trustee alone shall have and exercise the rights and powers granted herein and shall be solely charged with the performance of the duties herein declared on the part of the Collateral Trustees to be had and exercised or to be performed without any action taken by the Individual Trustee; provided, however, that if the Corporate Trustee or the Required Representative deem it necessary or desirable for the Individual Trustee to act in a particular jurisdiction, the Individual Trustee shall have and exercise the rights and powers granted herein (but no greater powers) and shall be charged with the performance of the duties herein declared on the part of the Collateral Trustees to be had and exercised or to be performed, but only in such particular jurisdiction.

          SECTION 7.11. Additional Co-Trustees; Separate Trustees. (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Shared Collateral shall be located, or the Collateral Trustees shall be advised by counsel satisfactory to them that it is so necessary or prudent in the interest of the Representatives on behalf of the Secured Parties, or the Required Representative shall in writing so request by notice to the Collateral Trustees and the Grantors, or the Collateral Trustees shall deem it desirable for their own protection in the performance of their duties hereunder, or the Borrower (on behalf of itself and the other Grantors) shall in writing so request by notice to the Collateral Trustees with the consent of the Required Representative, the Collateral Trustees and the Borrower (on behalf of itself and the other Grantors) shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Collateral Trustees, the Borrower (on behalf of itself and the other Grantors) and the Required Representative, either to act as co-trustee or co-trustees of all or any of the Shared Collateral, jointly with the Collateral Trustees originally named herein or any successor, or to act as separate trustee of any such property. In the event that the Borrower (on behalf of itself and the other Grantors) shall not have joined in the execution of such instruments and agreements within 10 days after the receipt of a written request from the Collateral Trustees to do so, or in case a Collateral Trust Agreement Default shall have occurred and be continuing, the Collateral Trustees may act under the foregoing provisions of this Section 7.11 without the concurrence of the Grantors (but with the concurrence of the Required Representative), and the Grantors hereby appoint the Collateral Trustees as their agents and attorneys to act for them under the foregoing provisions of this Section 7.11 in either of such contingencies.

          (b) Any separate trustee and any co-trustee (other than any trustee which may be appointed as successor to the Corporate Trustee or the Individual Trustee pursuant to Section 7.07) shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions, namely:

          (i) all rights, powers, duties and obligations conferred upon the trustees in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Collateral Trustees originally named herein or their successors appointed pursuant to Section 7.07;

          (ii) all rights, powers, duties and obligations conferred or imposed upon the Collateral Trustees hereunder shall be conferred or imposed and exercised or performed by the Collateral Trustees and such separate trustee or co-trustee, jointly, as shall be provided in the instrument appointing such separate trustee or co-trustee, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Trustees shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or co-trustee;

          (iii) no power given hereby to, or which it is provided hereby, may be exercised by any such co-trustee or separate trustee except jointly with, or with the consent in writing of, the Collateral Trustees, anything herein contained to the contrary notwithstanding;

          (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (v) the Borrower (on behalf of itself and the other Grantors) and the Collateral Trustees, at any time, by an instrument in writing, executed by them jointly, may accept the resignation of or remove any such separate trustee, and in that case, by an instrument in writing executed by the Borrower (on behalf of itself and the other Grantors) and the Collateral Trustees jointly, may appoint (subject to the succeeding sentence of this paragraph 7.11(b)(v)) a successor (who shall be acceptable to the Required Representative) to such a separate trustee or co-trustee, as the case may be, anything herein contained to the contrary notwithstanding. In the event that the Borrower (on behalf of itself and the other Grantors) shall not have joined in the execution of any such instrument within 10 days after the receipt of a written request from the Collateral

     Trustees so to do, or in case a Collateral Trust Agreement Default shall have occurred and be continuing, the Collateral Trustees shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint (with the consent of the Required Representative) a successor without the concurrence of any Grantor and the Grantors hereby appoint the Collateral Trustees their agents and attorneys to act for them in such connection in either of such contingencies. In the event that the Collateral Trustees shall have appointed a separate trustee or co-trustee as above provided, they may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or the successor to any such separate trustee to be appointed by the Grantors and the Collateral Trustees, or by the Collateral Trustees alone, as hereinbefore provided in this Section 7.11.

          SECTION 7.12. Collateral Trustees Appointed Attorneys-in-Fact. Each Grantor hereby irrevocably constitutes and appoints the Collateral Trustees and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full power and authority in the name of such Grantor or their own name and in the place and stead of such Grantor and in the name of such Grantor, from time to time at the direction of the Required Representative, to take any action and to execute any instrument that the same may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to such Grantor representing any dividend, interest payment or other distribution in respect of the Shared Collateral or any part thereof and to give full discharge for the same in accordance with the terms of the Shared Collateral Documents. Each Grantor acknowledges and agrees that the foregoing power of attorney is coupled with an interest and may not be revoked or modified except with the consent of the Collateral Trustees or as otherwise provided herein.

          SECTION 7.13. Ordinary Care. The Collateral Trustees shall be deemed to have exercised ordinary care in the custody and preservation of the Shared Collateral in their possession if the Shared Collateral is accorded treatment substantially equal to that which the Collateral Trustees accord their own property, it being understood that the Collateral Trustees shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Shared Collateral, whether or not the Collateral Trustees have or are deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Shared Collateral.

                                  ARTICLE VIII

                          RELEASE OF SHARED COLLATERAL

          SECTION 8.01. Partial Release of Shared Collateral

          (a) Upon any sale, lease, transfer or other Disposition of any item of Shared Collateral of any Grantor in accordance with the terms of the Credit Agreement, (i) so long as the Collateral Trustees shall not be required to execute a release or release possession with respect thereto, the security interest in such Shared Collateral shall be released automatically, and without further action, and (ii) under any other circumstance, (x) upon the delivery to the

Collateral Trustees of a certificate of the Borrower to the effect that such sale, lease, transfer or other Disposition is in accordance with the terms of the Credit Agreement and (y) within five (5) Business Days after notice to the Required Representative, the Payment Agent and each other Representative of the receipt by the Collateral Trustee of such a certificate, if prior to the end of such period the Collateral Trustees have not received a written objection from the Required Representative or the Payment Agent, the security interest in such Shared Collateral shall be released and the Collateral Trustees will, at such Grantor's expense, execute and deliver to such Grantor, on the date of the proposed release (or as promptly thereafter as possible), a release or releases (including, without limitation, Uniform Commercial Code release statements and instruments of satisfaction, discharge and/or reconveyance) in recordable form as to the Shared Collateral specified in such Notice of Partial Release from the liens, security interests, conveyances and assignments evidenced by the Shared Collateral Documents, which release shall state that it is effective as of the date of such Disposition; provided, however, that if such sale, lease, transfer or other Disposition would result in a prepayment under Section 2.05(b)(i) of the Credit Agreement, then an Authorized Officer of the Borrower shall be required to deliver a notice at least five Business days prior to the date of such Disposition which notice shall (i) specify the Shared Collateral to be so sold or otherwise disposed of and the proposed date of such sale or other Disposition, and (ii) certify that the Net Cash Proceeds of such Shared Collateral will be applied in accordance with the Credit Agreement and this Agreement, and the Grantors are not, and after giving effect to such release, would not be, in Default under the Credit Agreement; provided further, however, that, if prior to the time that the Collateral Trustees deliver a release pursuant to this Section 8.01(a), the Collateral Trustees shall have received a Collateral Trust Agreement Default Notice that shall not have been withdrawn prior to such time and the Required Representative shall not have directed the Collateral Trustees to deliver such a release, then the Collateral Trustees shall so notify the Grantors and shall not sign any release or releases in connection with such Disposition.

          (b) If, at any time, the Collateral Trustees shall receive a written notice from an Authorized Officer of the Borrower, (i) stating that any promissory note or other similar or related instrument evidencing obligations payable to such Grantor and included in the Shared Collateral has been paid in full, terminated, or transferred in accordance with its terms (or will be so paid, terminated, or transferred concurrently with the surrender thereof), and
(ii) identifying such note or other instrument in reasonable detail (including, without limitation, by its date of issuance, the name of its payee and the principal amount thereof), then the Collateral Trustees shall promptly deliver a copy of each such notice to each Representative and, unless the Required Representative shall have disputed the accuracy of such notice within five Business Days of the delivery of such notice, the Collateral Trustees shall promptly deliver such note or other instrument to the Borrower, and promptly execute and deliver a release or releases (including, without limitation, Uniform Commercial Code release statements) in recordable form as to any such note or other instrument from the liens, security interests, conveyances and assignments evidenced by the Shared Collateral Documents, which release shall state that it is effective as of the date of its delivery.

          SECTION 8.02. Full Release of Shared Collateral Upon Satisfaction of Certain Secured Obligations. (a) The Collateral Trustees promptly shall release, in accordance with Section 8.04, all of the Shared Collateral upon the occurrence of the Shared Collateral Termination Date (the "Release Date"); provided that in the event that (i) the Credit Agreement is replaced or refinanced in full as the result of the incurrence of indebtedness that is unsecured, including through the issuance of bonds, notes or other debt securities incurred at any time before or within two months after the termination of the Initial Credit Agreement and (ii) the Secured Parties under the Alpha Facility, the CoGen Facility and the Riverside Facility shall have agreed to indemnify the Collateral Trustees on the terms set forth in
Section 7.05(e), then the Release Date shall not occur until such time as each of the Cogen Facility, the Riverside Facility and the Alpha Facility shall be granted a security interest in and shall be collateralized by a properly perfected and enforceable security interest in collateral relating to the core business of the Borrower (including for purposes of clarification any collateral pledged to secure each of the CoGen Facility, the Riverside Facility or the Alpha Facility, as the case may be, prior to the Closing Date) that has a fair market value (based on an appraisal performed by an independent third party appraiser to be mutually agreed, such agreement not to be unreasonably withheld or delayed) equal to not less than two times, with respect to the Alpha Facility, the Alpha Facility Amount, and with respect to the CoGen Facility and the Riverside Facility, the aggregate principal (or similar) amount outstanding at such time under the CoGen Facility and the Riverside Facility, as the case may be. Upon the collateralization of each of the CoGen Facility, the Riverside Facility and the Alpha Facility, as described in the preceding sentence, the Release Date shall be deemed to have occurred, and upon the Shared Collateral Termination Date, the Credit Agreement Obligations shall be deemed not to be Secured Obligations and holders of Credit Agreement Obligations shall be deemed not to be Secured Parties on account thereof.

          (b) In furtherance of the undertaking set forth above in Section 8.02(a), the Collateral Trustees, upon the request of the Borrower accompanied by a certificate of an Authorized Officer of the Borrower (upon which the Collateral Trustees may conclusively rely without independent verification) to the effect that the Release Date shall have occurred, shall deliver a notice by registered mail to each of the Representatives containing the following:

          (i) a statement as to the total amount of moneys in the Collateral Account and any account which has been established at the request of any Representative pursuant to Section 5.02; and

          (ii) a statement that the Collateral Trustees will release such Shared Collateral only upon receipt from the Required Representative of instructions to do so.

          (c) If the Collateral Trustees receive a direction from the Required Representative (which direction shall not be unreasonably withheld or delayed) to so release such Shared Collateral (and the Collateral Trustees shall not have received any notice (that has not been terminated, rescinded or withdrawn) that a Collateral Trust Agreement Default has occurred or is continuing), then the Collateral Trustees shall release all the Shared Collateral from the security interest in their favor and deliver to the Grantors all Shared Collateral in the possession of the Collateral Trustees as specified in such instruction; provided, however, that the Grantors shall have made adequate provision for the expenses of the Collateral Trustees associated with such release of Shared Collateral and all other expenses of, or payable to, the Collateral Trustees hereunder. If the Collateral Trustees shall not have received an instruction so to release such Shared Collateral (or shall have received a Collateral Trust Agreement Default Notice which has not been terminated, rescinded or withdrawn), the Collateral Trustees shall not release the Shared

Collateral unless and until the Required Representative or a court of competent jurisdiction so directs the Collateral Trustees

          SECTION 8.03. Full Release of Shared Collateral Constituting Principal Property Upon Satisfaction of Certain Secured Obligations. (a) The Collateral Trustees promptly shall release, in accordance with Section 8.04, all of the Shared Collateral constituting Principal Property upon receipt of the Collateral Trustee of an amount equal to the aggregate principal amount on the Closing Date of the Principal Property Secured Term Indebtedness from any events described in
Section 5.01(a) or Section 5.01(b) that relate to Principal Property (the "Principal Property Release Date").

          (b) In furtherance of the undertaking set forth above in Section 8.03(a), the Collateral Trustees, upon the request of the Borrower accompanied by a certificate of an Authorized Officer of the Borrower (upon which the Collateral Trustees may conclusively rely without independent verification) to the effect that the Principal Property Release Date shall have occurred, shall deliver a notice by registered mail to each of the Representatives containing a statement that the Collateral Trustees will release such Shared Collateral only upon receipt from the Required Representative of instructions to do so.

          (c) If the Collateral Trustees receive a direction from the Required Representative to so release such Shared Collateral, then the Collateral Trustees shall release all the Shared Collateral constituting Principal Property from the security interest in their favor and deliver to the Grantors all such Shared Collateral in the possession of the Collateral Trustees as specified in such instruction. If the Collateral Trustees shall not have received an instruction so to release such Shared Collateral, the Collateral Trustees shall not release the Shared Collateral unless and until the Required Representative or a court of competent jurisdiction so directs the Collateral Trustees.

          SECTION 8.04. Effect of Release of Shared Collateral. Upon the effectiveness of the release of the Shared Collateral pursuant to Section 8.02, all right, title and interest of the Collateral Trustees and the Representatives on behalf of the Secured Parties in, to and under the Collateral Trust Estate, the Shared Collateral and the Shared Collateral Documents shall terminate and shall revert to the Grantors and their successors and assigns, and the estate, right, title and interest of the Collateral Trustees therein shall thereupon cease; and in such case, upon the written request of the Grantors, their successors or assigns, and at the cost and expense of the Grantors, their successors or assigns, the Collateral Trustees shall promptly execute and deliver a satisfaction of the Shared Collateral Documents and such instruments as are necessary or desirable to terminate and remove of record any documents constituting public notice of the Shared Collateral Documents and the security interests granted thereunder and shall transfer, or cause to be transferred, and shall deliver or cause to be delivered to the Grantors, all property, including all moneys, instruments and securities of the Grantors then held by the Collateral Trustees. The cancellation and satisfaction of the Shared Collateral Documents shall be without prejudice to the rights of the Collateral Trustees or any successor trustee or trustees to charge and be reimbursed for any expenditures which they may thereafter incur in connection therewith.

                                   ARTICLE IX

                                  MISCELLANEOUS

          SECTION 9.01. Amendments, Supplements and Waivers. With the written consent of the Required Representative and the Corporate Trustee, any of the Grantors may, from time to time, enter into written agreements supplemental hereto for the purpose of adding to or waiving any provision of this Agreement or any other Shared Collateral Document or changing in any manner the rights of the Collateral Trustees, the Representatives, the Secured Parties and the Grantors hereunder or thereunder; provided that

          (a) no such amendment, waiver or consent shall, unless the approval of all the Representatives existing at such time (acting pursuant to valid authorization of the relevant constituents under the applicable Shared Secured Agreements) shall have been obtained, amend, waive or otherwise modify any provision of Article V, Sections 4.08, 7.05(e), 8.01, 8.02 or this Section 9.01 or amend or otherwise modify the definitions of "Aggregate Senior Credit Exposure", "Alpha Facility", "Alpha Guarantee Obligations", "CoGen Facility", "CoGen Facility Obligations", "Credit Agreement", "Credit Agreement Obligations", "Excluded Shared Collateral", "Junior Secured Obligations", "Junior Secured Parties", "Non-Credit Agreement Obligations", "Prepayment Event", "Principal Property", "Principal Property Term Indebtedness", "Representatives", "Required Representative", "Riverside Facility", "Riverside Facility Obligations", "Shared Secured Agreements", "Secured Parties", "Secured Obligations", "Senior Secured Credit Agreement Obligations", "Senior Secured Obligations", "Senior Secured Parties", "Shared Collateral", "Shared Secured Obligations" or "Collateral Trust Agreement Default" set forth in
     Section 1.01;

          (b) no such amendment, waiver or consent shall amend, waive or otherwise modify Section 9.02 without the consent of the Required Representative acting upon the direction of the Required Term B Lenders (as defined in the Non-Shared Security Agreement);

          (c) no such amendment, waiver or consent shall amend, waive or otherwise modify this Agreement or any other Shared Collateral Document unless such amendment, waiver or consent is certified to the Required Representative by each respective Representative to have complied with the amendment provisions (or other similar provisions) of the then outstanding Shared Secured Agreements;

          (d) no such amendment, waiver or consent shall, unless in writing and signed by the Individual Trustee, amend, waive or otherwise modify any provision of Section 7.10;

          (e) any such supplemental agreement shall be binding upon the Grantors, the Representatives, the Secured Parties and the Collateral Trustees and their respective successors;

          (f) the Collateral Trustees shall not enter into any such supplemental agreement unless they shall have received a certificate of an Authorized Officer of each

     Grantor to the effect that such supplemental agreement will not result in a breach of any provision or covenant contained in the Shared Secured Agreements;

          (g) the Collateral Trustees shall not enter into any such supplemental agreement unless they shall have received a certificate of the Required Representative (not to be unreasonably withheld or delayed) to the effect that, upon receipt of the Corporate Trustee's written consent, this
     Section 9.01 has been complied with and an instruction letter requesting the Corporate Trustee and Individual Trustee to execute such supplemental agreement; and

          (h) notwithstanding anything to the contrary, no consent of the Representatives (other than the Required Representative) shall be required to amend this Agreement solely to reflect the facts of a replacement, refinancing or modification to the Credit Agreement.

          SECTION 9.02. Junior Secured Party Purchase Option. (a) Any or all of the Junior Secured Parties shall have the right at any time, without the consent of the Borrower, the Representatives or the other Secured Parties, to purchase all, but not less than all, of the Senior Secured Credit Agreement Obligations upon written notice (the "Purchase Notice") to the Representatives of the Lenders and to the Collateral Trustees; provided, that such Junior Secured Parties shall in addition either (a) Cash Collateralize the L/C Obligations (in an amount equal to the Outstanding Amount thereof) or (b) make arrangements satisfactory to the L/C Issuer for maintaining or replacing any Letters of Credit then outstanding. Within five Business Days following receipt of a Purchase Notice, each Senior Secured Party shall sell, and the Junior Secured Parties that delivered such Purchase Notice shall buy, all of its Senior Secured Obligations described in such Purchase Notice for a cash purchase price equal to the outstanding amount of such Senior Secured Obligations (including, for the avoidance of doubt, any unpaid fees and expenses) at such time.

          (b) Each Junior Secured Party that purchases Senior Secured Credit Agreement Obligations pursuant to Section 9.02(a) shall execute such assignment agreements and other documents that the Representatives for the Lenders shall reasonably request. From and after the date that any Junior Secured Party purchases Senior Secured Credit Agreement Obligations pursuant to Section 9.02(a), such Junior Secured Party shall have the rights and obligations of the Senior Secured Parties under the Credit Agreement. Upon the sale of the Senior Secured Credit Agreement Obligations to one or more Junior Secured Parties, each Lender selling its Senior Secured Credit Agreement Obligations shall relinquish its rights under the Credit Agreement Documents with respect thereto.

          SECTION 9.03. Additional Actions of Representatives. Whether or not there shall be a Collateral Trust Agreement Default, the Collateral Trustees shall comply and shall be fully protected in complying with any reasonable request of (a) the Required Representative, to take or refrain from taking certain actions with respect to the Shared Collateral or the Representatives, and (b) more than 50% of the Secured Parties represented by any Representative that has requested that an account be opened pursuant to Section 5.02, to take or refrain from taking certain actions with respect to such account, provided, in each case, that the Collateral Trustees shall not take or refrain from taking such actions if to do so would violate applicable law or the terms of this Agreement, the other Shared Collateral Documents or any other Shared Secured Agreement or if the Collateral Trustees shall not be indemnified as provided in Section 6.06(b).

          SECTION 9.04. Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall, unless otherwise stated herein, be in writing (including by facsimile transmission) and shall be sent by mail (by registered or certified mail, return receipt requested), overnight prepaid courier, telex, telecopier, hand delivery:

          (a) If to the Grantors, to their addresses specified in the Credit Agreement or in any Shared Collateral Document;

          (b) If to the Corporate Trustee, at Rodney Square North, 1100 North Market St., Wilmington, DE 19890, Attention: Corporate Trust Division, or at such other address as shall be designated by it in a written notice to the Grantors and each Representative, with a copy to the Individual Trustee, at 1100 North Market St. Rodney Square North Wilmington, DE 19890-1600, Attention: Corporate Trust Division, or at such other address as shall be designated by him in a written notice to the Grantors and each Representative; provided that failure to send a copy of any notice to the Individual Trustee shall not render any notice to the Collateral Trustees ineffective; and

          (c) If to the Representatives, to it at its address set forth below its signature hereto or to such other address specified in writing by such Representative to the Collateral Trustees, the Required Representative and each of the other Representatives.

All such notices, requests, demands and communications shall be deemed to have been duly given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto, (B) four Business Days after being deposited in the mail, postage prepaid, (C) if delivered by mail, the next Business Day if delivered by an overnight prepaid courier, (D) if delivered by telex when telexed with answerback received, or (F) if delivered by facsimile, when sent and receipt has been confirmed by telephone; provided, however, that any notice, request, demand or other communication to (1) the Collateral Trustees or (2) any Representative under Article V or Article VIII shall not be effective until received by the Corporate Trustee or such Representative, as the case may be, and, provided, further, that any notice to the Collateral Trustees from any Grantor shall be signed by an Authorized Officer, unless otherwise specifically set forth herein.

          SECTION 9.05. Headings. Section, subsection and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

          SECTION 9.06. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 9.07. Treatment of Payee or Indorsee by Collateral Trustees.
(a) The Collateral Trustees may treat the registered Secured Party of any registered note, and the payee or indorsee of any note or debenture which is not registered, as the absolute owner thereof for all purposes hereunder and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

          (b) Any person, firm, corporation or other entity which shall be designated as the duly authorized representative of one or more Representatives to act as such in connection with any matters pertaining to this Agreement or any other Shared Collateral Document or the Shared Collateral shall present to the Collateral Trustees such documents, including, without limitation, opinions of counsel, as the Collateral Trustees may reasonably require, in order to demonstrate to the Collateral Trustees the authority of such person, firm, corporation or other entity to act as the representative of such Representatives.

          SECTION 9.08. Dealings with the Grantors. Upon any application or demand by the Grantors to the Collateral Trustees to take or permit any action under any of the provisions of this Agreement, each Grantor shall (unless otherwise waived by the Collateral Trustees in writing) furnish to the Collateral Trustees a certificate signed by an Authorized Officer stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or demand, no additional certificate need be furnished.

          SECTION 9.09. Claims. This Agreement is made for the benefit of the Representatives on behalf of the Secured Parties, and the Representatives may from time to time enforce their rights as explicit beneficiaries hereunder pursuant to the terms and conditions of this Agreement and the other Shared Collateral Documents.

          SECTION 9.10. Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of the Representatives on behalf of the Secured Parties and their respective successors and assigns and nothing herein or in any other Shared Collateral Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement, any other Shared Collateral Document, the Shared Collateral, the Collateral Account or the Collateral Trust Estate or any part thereof.

          SECTION 9.11. Governing Law. The provisions of this Agreement creating a trust for the benefit of the Representatives on behalf of the Secured Parties and setting forth the rights, duties, obligations and responsibilities of the Collateral Trustees hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, so long as Wilmington Trust Company shall serve as Corporate Trustee hereunder. In all other respects, including, without limitation, all matters governed by the Uniform Commercial Code, and if Wilmington Trust Company shall cease to serve as Corporate Trustee hereunder, this Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as otherwise required by mandatory provisions of law.

          SECTION 9.12. Effectiveness. This Agreement shall become effective on the execution and delivery hereof and shall remain in effect so long as the Collateral Trustees shall have any obligations hereunder.

          SECTION 9.13. Reexecution of Agreement. This Agreement shall be reexecuted at any time and from time to time, at the request of the Required Representative, with such changes in the form hereof (including, without limitation, changes on the cover page and adding supplemental signatures and notary statements) as may be necessary to comply with the filing or recording requirements of any jurisdiction where this Agreement is to be filed.

          SECTION 9.14. Effect on Credit Agreement. Nothing in this Agreement shall operate or be deemed to prevent any amendment, modification or waiver of the Credit Agreement or other Loan Documents (as defined in the Credit Agreement) by the parties thereto in accordance with the terms thereof.

          SECTION 9.15. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by fax shall be effective as a delivery of an original executed counterpart of this Agreement.

          SECTION 9.16. Additional Grantors. Upon the execution and delivery by any Subsidiary of the Borrower of a joinder agreement in connection with such Subsidiary's entry into the Shared Security Agreement, (a) such Subsidiary shall be referred to as an "Additional Grantor" hereunder, and each reference herein and in the other Shared Collateral Documents to a "Grantor" shall also mean and be a reference to such Subsidiary of the Borrower, and (b) each reference to this "Agreement", "hereunder", "hereof" or words of like import referring to this Agreement, and each reference in the other Shared Collateral Documents to the "Collateral Trust Agreement", "thereunder", "thereof" or words of like import referring to this Agreement, shall mean and be a reference to this Agreement as supplemented by such supplement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


Corporate Trustee:                          WILMINGTON TRUST COMPANY, not in
                                            its individual capacity, but
                                            solely as Corporate Trustee


                                            By: /s/ KATHLEEN A. PEDELINI
                                               -------------------------------
                                               Title: Financial Services Officer

Individual Trustee:

                                      John M. Beeson, Jr., not in his individual capacity, but solely as Individual Trustee

                                       /s/ John M. Beeson, Jr.
                                      ------------------------------------------

                                                 DYNEGY INC.

                                              By: /s/ Charles C. Cook
                                                 -------------------------------
                                                 Name: Charles C. Cook
                                                 Title: Vice President

Grantors:                                   [Grantors]


                                            By:_________________________________
                                               Title:


                                            By:_________________________________
                                               Title:

                                             ACKNOWLEDGED AND AGREED ON THE DATE
                                             HEREOF BY:

                                             CITIBANK, N.A., as Administrative
                                             Agent for the Lenders under the
                                             Credit Agreement and as agent for
                                             the Secured Parties under the Alpha
                                             Facility For the purposes of this
                                             Agreement, as Representative for
                                             the Secured Parties under the
                                             Credit Agreement and as
                                             Representative for the Secured
                                             Parties under the Alpha
                                             Facility


                                             By: /s/ Susan McManigal
                                                --------------------------------
                                                Title: Senior Vice President

                                             [ADDRESS]

                                             BANK OF AMERICA, N.A., as
                                             Administrative Agent for the
                                             Lenders under the Credit Agreement
                                             For the purposes of this Agreement,
                                             as Representative for the Secured
                                             Parties under the Credit Agreement



                                             By: /s/ Clara Yang Strand
                                                --------------------------------
                                                Title: Managing Director

                                             [ADDRESS]

                                             COMMERZBANK AG, NEW YORK BRANCH, as
                                             Administrative Agent for the CoGen
                                             Facility For the purposes of this
                                             Agreement, as Representative for
                                             the Secured Parties under the CoGen
                                             Facility

                                             By: /s/ Douglas I. Glickman
                                                --------------------------------
                                                Title: Vice President

                                             [ADDRESS]

                                             CREDIT LYONNAIS NEW YORK BRANCH, as
                                             Administrative Agent for the
                                             Riverside Facility For the purposes
                                             of this Agreement, as
                                             Representative for the Secured
                                             Parties
                                             under the Riverside Facility


                                             By: /s/ Oliver Aundernard
                                                --------------------------------
                                                Title: Senior Vice President

                                             [ADDRESS]

                                   SCHEDULE I
                              PAYMENT INSTRUCTIONS

Lenders' Representative
To Citibank, N.A., as Payment Agent
under the Credit Agreement

Alpha Representative
To Citibank, N.A., as Collateral Agent
under the Alpha Facility

CoGen Representative
To Commerzbank AG, New York Branch,
as Administrative Agent under the CoGen Facility

Riverside Representative
To Credit Lyonnais New York Branch,
as Administrative Agent under the Riverside Facility